Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

10. COMMITMENTS AND CONTINGENCIES

Leases

The Company’s principal facilities are located in Maynard, Massachusetts and Hazlet, New Jersey and are leased by the Company under non-cancelable operating leases that expire in January 2019, with respect to the Massachusetts facility, and June 2018 and July 2018, with respect to various floors of the New Jersey facility. The Company also leases office space in various locations with expiration dates between 2016 and 2020. The lease agreements often include leasehold improvement incentives, escalating lease payments, renewal provisions and other provisions which require the Company to pay taxes, insurance, maintenance costs or defined rent increases. All of the Company’s facility leases are accounted for as operating leases. Rent expense is recorded over the lease terms on a straight-line basis. Rent expense was $291,000 and $212,000 for the three months ended June 30, 2016 and 2015, respectively, and $551,000 and $419,000 for the six months ended June 30, 2016 and 2015, respectively.

In March 2016, the Company entered into a lease to relocate the current Hazlet operations to Holmdel, New Jersey, which expires in 2021. In April 2016, the Company entered into a lease to move the Maynard operations to another section of the current facility which expires in 2024. Both of these leases have been classified as operating leases. Future minimum payments under the leases are included in the table below.

Future minimum lease payments due under these non-cancelable lease agreements as of June 30, 2016, are as follows (in thousands):

Amounts
Remaining 2016	$622
2017	2,914
2018	3,276
2019	2,929
2020	2,928
Thereafter	9,812

Total	$22,481

In addition to the lease payments, the Company has committed to approximately $5.0 million of tenant improvements related to the Maynard lease which are expected to be incurred during 2016.

Warranties

The Company’s standard warranty obligation to its customers provides for repair or replacement of a defective product at the Company’s discretion for a period of time following purchase, generally between 12 and 24 months. Factors that affect the warranty obligation include product failure rates, material usage, and service delivery costs incurred in correcting product failures. The estimated cost associated with fulfilling the Company’s warranty obligation to customers is recorded in cost of revenue. Changes in the Company’s product warranty liability, which is included as a component of accrued liabilities on the condensed consolidated balance sheets, are as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Warranty reserve, beginning of period	$1,147	$552	$763	$508
Provisions made to warranty reserve during the period	1,156	184	1,786	249
Charges against warranty reserve during the period	(997)	(94)	(1,243)	(115)

Warranty reserve, end of period	$1,306	$642	$1,306	$642

Legal Contingencies

On January 22, 2016, ViaSat, Inc. filed a suit against the Company alleging, among other things, breach of contract, breach of the implied covenant of good faith and fair dealing and misappropriation of trade secrets. On February 19, 2016, the Company responded to ViaSat’s suit and alleged counterclaims against ViaSat including, among other things, patent misappropriation, breach of contract, breach of the implied covenant of good faith and fair dealing, misappropriation of trade secrets and unfair competition, which ViaSat denied in its response filed March 16, 2016. The lawsuit is still pending. The Company is continuing to evaluate ViaSat’s claims, but based on the information available to the Company today, the Company currently believes that this suit will not have a material adverse effect on the Company’s business or its consolidated financial position, results of operations or cash flows.

In addition, from time to time the Company may become involved in legal proceedings or be subject to claims arising in the ordinary course of business. Although the results of litigation and claims cannot be predicted with certainty, the Company currently believes that the final outcome of these ordinary course matters will not have a material adverse effect on the Company’s business, operating results, financial condition or cash flows. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources and other factors.

Indemnification

In the ordinary course of business, the Company enters into various agreements containing standard indemnification provisions. The Company’s indemnification obligations under such provisions are typically in effect from the date of execution of the applicable agreement through the end of the applicable statute of limitations. During the six months ended June 30, 2016 and 2015, the Company had not experienced any losses related to these indemnification obligations. The Company does not expect significant claims related to these indemnification obligations, and consequently, concluded the fair value of these obligations is not material. Accordingly, as of June 30, 2016 and December 31, 2015, no amounts have been accrued related to such indemnification provisions.

Royalty Obligations

The Company incorporates technology into its products that is licensed from third parties. The Company has not committed to any future minimum obligations under the terms of the technology licensing agreements. The Company is required to pay royalties to the licensors of $15 to $17 per unit sold within the Company’s new 400 Gbps product family and for its newest product within the 100 Gbps product family. In addition, the Company pays royalties of $150 per unit sold for its older products within the 100 Gbps and 40 Gbps product families.

13. COMMITMENTS AND CONTINGENCIES

Leases

The Company leases its office facilities in Maynard, Massachusetts and Hazlet, New Jersey under non-cancelable operating leases that expire in January 2019, with respect to the Massachusetts facility, and June 2018 and July 2018, with respect to various floors of the New Jersey facility. Rent expense for non-cancelable operating leases with free rental periods or scheduled rent increases is recognized on a straight-line basis over the terms of the leases.

In July 2015, the Company entered into an operating lease for office space in Mountain View, California, which expires in July 2018, renewable for an additional one-year term. Annual rent due is approximately $69,000.

During the years ended December 31, 2015 and 2014, rent expense incurred under these agreements amounted to $889,000 and $709,000, respectively.

Future minimum lease payments due under these noncancelable lease agreements as of December 31, 2015, are as follows (in thousands):

Year ending December 31,	Amounts
2016	$1,050
2017	751
2018	441
2019	19

Total	$2,261

In April 2015, the Company entered into a capital lease agreement for the purchase of lab equipment with a fair value of $96,000. The lease is payable in 12 equal monthly payments through April 2016.

Legal Contingencies

On January 22, 2016, ViaSat, Inc. informed the Company that it had filed a suit against the Company alleging, among other things, breach of contract, breach of the implied covenant of good faith and fair dealing and misappropriation of trade secrets. The Company is continuing to evaluate ViaSat’s claims, but based on the information available to the Company today, the Company currently believes that this suit will not have a material adverse effect on the Company’s business or consolidated financial position, results of operations or cash flows.

In addition, from time to time the Company may become involved in legal proceedings or be subject to claims arising in the ordinary course of business. Although the results of litigation and claims cannot be predicted with certainty, the Company currently believes that the final outcome of these ordinary course matters will not have a material adverse effect on the Company’s business, operating results, financial condition or cash flows. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources and other factors.

Indemnification

In the ordinary course of business, the Company enters into various agreements containing standard indemnification provisions. The Company’s indemnification obligations under such provisions are typically in effect from the date of execution of the applicable agreement through the end of the applicable statute of limitations. As of December 31, 2015 and 2014, the Company had not experienced any losses related to these indemnification obligations. The Company does not expect significant claims related to these indemnification obligations, and consequently, concluded the fair value of these obligations is not material. Accordingly, as of December 31, 2015 and 2014, no amounts have been accrued related to such indemnification provisions.

Royalty Obligations

The Company incorporates technology into its products that is licensed from third parties. The Company has not committed to any future minimum obligations under the terms of the technology licensing agreements. The Company is required to pay royalties to the licensors of $15 to $17 per unit sold within the Company’s new 400 Gbps product family and for its newest product within the 100 Gbps product family. In addition, the Company pays royalties of $150 per unit sold for its older products within the 100 Gbps and 40 Gbps product families.

Potential Payments upon Termination or Change in Control

In October 2015, the Company adopted the Acacia Communications, Inc. Severance and Change in Control Benefits Plan (the “Severance Plan”), which provides severance benefits to certain of its executives if their employment is terminated “without cause” or, only in connection with a “change in control” of the Company, they terminate employment for “good reason” (as each of those terms is defined in the Severance Plan).

Under the Severance Plan, if the Company terminates an eligible executive’s employment without cause prior to or more than 12 months following the closing of a change in control of the Company, the executive is entitled to (i) continue receiving his or her base salary for a specified period (in the case of the chief executive officer, for 12 months, and, in the case of all other participants, for nine months) following the date of termination, (ii) company contributions to the cost of health care continuation under the Consolidated Omnibus Budget Reconciliation Act, or COBRA, for up to 12 months following the date of termination, and (iii) the amount of any unpaid annual bonus determined by the board of directors to be payable to the executive for any completed bonus period which ended prior to the date of such executive’s termination.

The Severance Plan also provides that, if, within 12 months following the closing of a change in control of the Company, an eligible executive’s employment is terminated without cause or such executive terminates his or her employment for good reason, the executive is entitled to (i) a single lump-sum payment equal to a percentage of his or her annual base salary (in the case of the chief executive officer, 100% and, in the case of all other participants, 75%), (ii) a single lump sum payment in an amount equal to a percentage of his or her target annual bonus for the year in which the termination of employment occurs (in the case of the chief executive officer, 100% and, in the case of all other participants, 75%), (iii) company contributions to the cost of health care continuation under COBRA for up to 12 months following the date of termination of employment, and (iv) the amount of any unpaid annual bonus determined by the board of directors to be payable to the executive for any completed bonus period which ended prior to the date of such executive’s termination. In addition, all of the executive’s outstanding unvested equity awards will immediately vest in full on the date of such termination.

All payments and benefits provided under the Severance Plan are contingent upon the execution and effectiveness of a release of claims by the executive in favor of the Company and continued compliance by the executive with any proprietary information and inventions, nondisclosure, non- competition, nonsolicitation (or similar) agreement to which the Company and the executive are party.

Upon the effectiveness of the Severance Plan, the Company would be contingently obligated to make cash payments up to $3.8 million if such events occur.